EXHIBIT 10.5


                                IRREVOCABLE PROXY

                             ACCESSPOINT CORPORATION
                              a Nevada corporation


         CERTIFICATE NOS.                                     NUMBER OF SHARES

                      [NO.]                                      [X,XXX,XXX]
         (CERTIFICATE NO. SUBJECT TO REISSUANCE)


                                                      TOTAL:     [X,XXX,XXX]

         The undersigned, [Name], as holder of a total of [X] number of shares of voting common stock ("Proxy Shares") of Accesspoint Corporation ("Corporation"), hereby revokes any previous proxies and appoints Net Integrated Systems Ltd., a Bermuda corporation, or its designee ("NIS"), as proxy to attend meetings of shareholders of the Corporation and any continuations or adjournments thereof and to represent, vote, execute consents, and otherwise act for the undersigned in the same manner and with the same effect as if the undersigned were personally present, subject to the restrictions set forth herein and in accordance with the express provisions set forth herein.

         This Proxy is made and given in conjunction with that certain loan or credit facility by and between NIS, as lender, and the Corporation, as borrower ("Loan") and shall be irrevocable so long as the Secured Loan and Pledge Agreement and the Revolving Line of Credit Secured Promissory Note, or either of them, remains in force or the undersigned has not made a call under that stock option agreement between the undersigned and NIS. This Proxy is given in consideration of an extension of credit by Net Integrated Systems Ltd. and shall be irrevocable as set forth above in accordance with the provisions of Section 706(e)(3) of the California Corporations Code and Section 78.355(4) of the Nevada Revised Statutes.

         This Proxy is intended to protect NIS as a lender and NIS, as the holder of this Proxy, shall be authorized to vote the Proxy Shares, by consent or otherwise, without restriction or limitation, against or denying or disapproving (as "no" vote) the sale of assets, liquidation, bankruptcy, suspension of business, merger, reorganization or other disposition of the Corporation or its assets or business (or that of its subsidiaries), including materially changing the nature of business conducted by the Corporation or its subsidiaries.

         NIS,  as the  holder of this  Proxy,  shall  obtain  the prior  written consent of a majority-in-interest of all of the Proxy grantors, Tom M. Djokovich, Alfred Urcuyo and James W. Bentley (and any trusts associated with such persons), to vote or otherwise act in favor of or otherwise approve (a "yes" vote), by consent or otherwise, the sale of assets, liquidation, bankruptcy, suspension of business, merger, reorganization or other disposition of the Corporation or its assets or business (or that of its subsidiaries), including materially changing the nature of business conducted by the Corporation or its subsidiaries, the issuance of additional shares of or equity ownership in the Corporation or its subsidiaries (or warrants or options or any other securities), any act which might cause dilution of the existing shares, of any class or series, of the Corporation or its subsidiaries, the amendment of

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the Articles of Incorporation or Bylaws of the Corporation or its  subsidiaries, the payment, either directly or indirectly, of any fee, compensation, dividend, or distribution to NIS or any of its officers, members, owners, principals, affiliates, agents or representatives, or the approval of any contract, transaction or arrangement involving any entity in which NIS, or any of its officers, members, owners, principals, affiliates, agents or representatives may have any interest, whether in the form of an ownership interest or otherwise.. The Corporation shall not consider any attempted contrary vote or consent to be a valid vote or consent. Notwithstanding the foregoing, the Proxy Shares may be otherwise voted in any manner by the Proxy holder not inconsistent with the provisions of this Proxy.

         The voting rights granted in this Proxy are subject to all SEC and securities laws, rules, regulations and reporting and disclosure requirements to the fullest extent applicable to the Corporation as a reporting company (and to its subsidiaries), including, but not limited to, shareholder voting and proxy solicitation rules. Subject to the terms of the Secured Loan and Pledge Agreement, title to the Proxy Shares, and entitlement to any dividends and distributions associated with the Proxy Shares, shall remain with the undersigned.

         This Proxy shall, to the fullest extent allowed by law, be construed, interpreted and enforced in accordance with the laws of the State of California, without regard to or application of conflict of law rules, and venue in regard to any disputes arising hereunder shall, to the fullest extent allowed by law, lie exclusively in Los Angeles County, California.

         The undersigned authorizes the above Proxy holder to substitute any other person to act under this proxy, to revoke any substitution, and to file this Proxy and any substitution or revocation with the Corporation.

Dated: December 14, 2001


                                              By:/s/[NAME]
                                              ----------------------------------
                                              [Name]

Consented to and Accepted by:

Net Integrated Systems Ltd., a
Bermuda corporation


By:/s/WILLIAM R. BARBER
-----------------------------------------
William R. Barber, President










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